                                    APPLICATION
                                    FOR VARIABLE
                                   UNIVERSAL LIFE
                                      INSURANCE

                                   AMERICAN EQUITY
                                   INVESTMENT LIFE
                                 INSURANCE COMPANY

                               ADMINISTRATIVE OFFICE:
                                    PO BOX 9310
                             DES MOINES, IA 50306-9310

                                   Home Office:
                               5000 Westown Parkway
                            West Des Moines, Iowa 50266
          (Please direct all correspondence to the Administrative Office)




435-120A(07-98)

CHECK LIST

/ /  PROSPECTUS
     ----------
     Did you give the applicant a prospectus?

/ /  NOTICE
     ------
     Did you detach Notice to Applicant section and give it to the Applicant?

/ /  ANSWER ALL QUESTIONS
     --------------------
     Did you answer all questions and provide details as requested?

/ /  DID YOU HAVE THE APPLICANT COMPLETE AND SIGN THE SUITABILITY QUESTIONNAIRE?
     ---------------------------------------------------------------------------

/ /  SIGNATURES
     ----------
     Are all forms properly signed?
          - Proposed Insured
          - Applicant, Owner(s), if other than Proposed Insured (where required)
          - Spouse, if proposed for coverage
          - Parent or court appointed legal guardian for child below age 15
          - Agent/Broker/Registered Representative

/ /  BLOOD CONSENT FORMS
     -------------------
     Did you get the appropriate required blood consent form signed and sent to us (if required)?
     See agent packet for list of required blood consent forms.

/ /  REPLACEMENT FORMS
     -----------------
     Is existing coverage being replaced? If so, did you get required replacement forms signed? Did you leave one copy with the applicant (if required)?

/ /  REQUIRED LICENSE
     ----------------
     Do you have required agent license for the state in which the application is signed? Have you been appointed as a registered representative to market variable products for the broker-dealer?

/ /  EFT AUTHORIZATION
     -----------------
     Did the applicant choose Electronic Funds Transfer (EFT)? If so, did you fill out the EFT form and send it and a voided check to us?

/ /  TEMPORARY INSURANCE AGREEMENT
     -----------------------------
     Have you explained the limits described in the Temporary Life Insurance Agreement?

/ /  CHECK
     -----
     Please enclose a check payable to American Equity Investment Life Insurance Company.

/ /  AGENT/BROKER/REGISTERED REPRESENTATIVE'S CERTIFICATE
     ----------------------------------------------------
     Complete the certificate following the application.

------------------------------------------------------------------------------------------------------------------------------------
SECTION A - APPLICANT INFORMATION

     PROPOSED PRIMARY INSURED
     ------------------------
     COMPLETE THIS SECTION FOR ALL POLICIES:

     1.   Insured                                                 Date of Birth                        Age
                 -------------------------------------------------              -----------------------   --------------------------
     2.   / / Male  / / Female  State of Birth                    Social Sec. No. (SSN)                 State/Co.Code
                                              --------------------                     ----------------              ---------------
     3.   Drivers License No. (if different than SSN)                                        Drivers License State
                                                      --------------------------------------                      ------------------
     4.   Insured's Current Address
                                   -------------------------------------------------------------------------------------------------
     5.   Phone Number    Home                                     Business
                              -------------------------------------        ----------------------
     6.   Best time to reach by phone     AM                       PM
                                            ----------------------   ----------------------
     7.   Occupation
                    ----------------------------------------------------------------------------------------------------------------
     8.   Duties
                --------------------------------------------------------------------------------------------------------------------
     9.   Employer                                                Business Address
                  ------------------------------------------------                --------------------------------------------------
     10.  Do you have any other occupation?
                                           -----------------------------------------------------------------------------------------
     11.  Any change in occupation contemplated?
                                                --------------------------------------------
     12.  Height (ft)             (in)                         Weight
                     -------------    ------------                   -----------
     13.  Second proposed insured's occupation (if applying for coverage)
                                                                         -----------------------------------------------------------
     PAYOR NAME
               ---------------------------------------------------------------------------------------------------------------------
     BILLING ADDRESS
                    ----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SECTION B - POLICY INFORMATION
COMPLETE THIS SECTION FOR ALL POLICIES:

     Policy Number (Home Office use only)
                                         ---------------------
     -------------------------------------------------------------------------------------------------------------------------------
     1.   Life Insurance Plan                                     Face Amount
     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

          1a.  Death Benefit Option...................................       / / A (increasing)      / / B (level)
     2.   Tobacco User................................................       / / Yes                 / / No
     3.   Riders
          / / Other Adult $               Tobacco User................       / / Yes                 / / No
                           ---------------
          / / Children's Term $
                               --------------
          / / Guaranteed Insurability Option $
                                              -----------------
          / / Cost of Living Increase

          / / Waiver of Charges

          / / Other

     4.   Is this application for an increase on an existing
          Variable Universal Life policy?............................        / / Yes                / / No
          Policy Number
                       ------------------------
          Amount of increase $
                              -----------------
     5.   Premium Payable.................. / / Annually      / / Semi-annually      / / Quarterly      / / EFT      / / Other
          Billed Premium Amount $                            EFT Start Date
                                 ----------------------                    --------------
     6.   Submitted Premium      $                                           Transfer of Funds $
          (not including transfer)---------------------                                         -------------------

------------------------------------------------------------------------------------------------------------------------------------
REGISTERED REPRESENTATIVE INFORMATION

     ---------------------------------------------------  -----------------------------  -----------------------------------------
     Registered Representative Name                       Phone                          Firm Name

     --------------------------------  -------------------------------------------------------------------------------------------
     Branch or Agency Number           Branch or Agency Address, City, State, Zip
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SECTION C - EXISTING LIFE INSURANCE
COMPLETE THIS SECTION FOR ALL POLICIES:

     1.   Life Insurance In Force (if none, state "none")
     -------------------------------------------------------------------------------------------------------------------------------
      Company                                                         Amount



     -------------------------------------------------------------------------------------------------------------------------------
     2.   Is the policy applied for replacing or likely to replace any existing life or annuity plan?   / / Yes   / / No
          If yes, indicate the amount, company name, give termination date and complete appropriate replacement forms.

          -----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SECTION D - OTHER PROPOSED INSURED'S INFORMATION
COMPLETE THIS SECTION IF OTHERS ARE TO BE INCLUDED FOR COVERAGE:

     1.   Names of all other persons proposed for insurance.
     -------------------------------------------------------------------------------------------------------------------------------
      LAST          FIRST         MIDDLE   SEX    RELATIONSHIP    DATE OF     AGE    STATE OF    HEIGHT    WEIGHT    AMOUNT OF
                                  INITIAL                         BIRTH              BIRTH                           LIFE INSURANCE
                                                                                                                     IN FORCE
     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      YES     NO
     2.   Are all children listed the natural or legally adopted children of the Proposed Insured or Spouse?          / /     / /
     3.   Has each child eligible for coverage been included?                                                         / /     / /
     4.   Is the Proposed Insured's residence the permanent residence of all children listed?                         / /     / /

------------------------------------------------------------------------------------------------------------------------------------
SECTION E - OWNER AND BENEFICIARY INFORMATION
COMPLETE THIS SECTION FOR ALL POLICIES:

     I.   Owner (if other than Proposed Insured)
          1.   Ownership to be vested in                                       Social Security Number/Tax I.D. Number
               Name
                   ----------------------------------------------------------  --------------------------------
               Address
                      -----------------------------------------------------------------------------------------
          2.   Contingent Owner, if any                                        Social Security Number/Tax I.D. Number
               Name
                   ----------------------------------------------------------  --------------------------------
               Address
                      -----------------------------------------------------------------------------------------
     II.  Beneficiary as to proceeds at death of insured
          Survivors within a class (primary or secondary) entitled to the proceeds shall share equally unless otherwise specified.
          1.   Primary Beneficiary Name
                                       ------------------------------------------------------------------------
               Relationship                                        Social Security Number
                           --------------------------------------                        ----------------------
               Address
                      -----------------------------------------------------------------------------------------
          2.   Secondary Beneficiary Name
                                         ----------------------------------------------------------------------
               Relationship                                        Social Security Number
                           --------------------------------------                        ----------------------
               Address
                      -----------------------------------------------------------------------------------------
          / /  Children born to or adopted by the Proposed Insured and ______________ (including any named above). The
               Beneficiary as to proceeds at death of any person other than the Insured shall be as stated in the applicable benefit provision.

--------------------------------------------------------------------------------------------------------------------
SECTION F - MEDICAL HISTORY
HAS ANY PERSON PROPOSED FOR COVERAGE EVER HAD OR BEEN TOLD THEY HAD:
--------------------------------------------------------------------------------------------------------------------
1.  Epilepsy, fainting spells, convulsions, nervous    Yes / / No / /          INDICATE QUESTION # - IDENTIFY PERSON
    or mental condition, stroke, paralysis or any                              Circle specific condition, give date
    disorder of the brain or nervous system?                                   and severity of symptoms, type of
                                                                               surgery, remaining effects, names &
                                                                               addresses of physicians & hospitals.
-------------------------------------------------------------------------------
2.  Heart attack, heart murmur, high blood             Yes / / No / /
    pressure, shortness of breath, pain or pressure
    in the chest, palpitation, or any disorder of
    the heart, blood or blood vessels?
-------------------------------------------------------------------------------
3.  Tuberculosis, asthma, spitting of blood, or        Yes / / No / /
    any disorder of the lungs, bronchial tubes,
    throat or respiratory system?
-------------------------------------------------------------------------------
4.  Ulcer, indigestion, colitis, chronic diarrhea,     Yes / / No / /
    hepatitis, gallstones, hernia, passing blood, or
    any disorder of the stomach, intestines, rectum,
    appendix, gallbladder or liver?
-------------------------------------------------------------------------------
5.  Nephritis, sugar, albumin, pus or blood in the     Yes / / No / /
    urine, syphilis, kidney stone, or any disorder of
    the kidneys, urinary system or female or male
    organs including the prostate?
-------------------------------------------------------------------------------
6.  Diabetes, gout, or any disorder of the thyroid or  Yes / / No / /
    other glands?
-------------------------------------------------------------------------------
7.  Immune system disorder?                            Yes / / No / /
-------------------------------------------------------------------------------
8.  Rheumatic fever, arthritis, back trouble, or any   Yes / / No / /
    disorder of the joints, muscles or bones?
-------------------------------------------------------------------------------
9.  Any disorder of the eyes, ears or skin?            Yes / / No / /
-------------------------------------------------------------------------------
10. Cancer, tumor or lymph node enlargement?           Yes / / No / /
-------------------------------------------------------------------------------
11. Any physical deformity or defect?                  Yes / / No / /
-------------------------------------------------------------------------------
12. Any injury, disease, recurrent infection,          Yes / / No / /
    condition or disorder not indicated above?
-------------------------------------------------------------------------------
                HAS ANY PERSON PROPOSED FOR COVERAGE:
-------------------------------------------------------------------------------
13. Gained or lost weight in the past year? (If yes,   Yes / / No / /
    give pounds gained or lost and reason)
-------------------------------------------------------------------------------
14. Used drugs for high blood pressure or presently    Yes / / No / /
    taking medication of any type? (If yes,
    show drugs, dosage and duration taken)
-------------------------------------------------------------------------------
15. Been advised to have or now contemplate            Yes / / No / /
    an operation, surgical procedure or biopsy?
--------------------------------------------------------------------------------
16. Used nicotine or tobacco in any form within        Yes / / No / /
    the last 3 years?
    IF YES:
    / /  Current use: Form and amount/day ____________
    / /  Not current but within past 3 years:
         Date of most recent use _____________________
         Form and amount/day _________________________
-------------------------------------------------------------------------------

              DURING THE PAST FIVE YEARS HAS ANY PERSON PROPOSED FOR
                                        COVERAGE:
-------------------------------------------------------------------------------
17. Been examined or had a physical check-up?          Yes / / No / /
-------------------------------------------------------------------------------
18. Had an x-ray, electrocardiogram, blood             Yes / / No / /
    studies, any other laboratory test or study?
-------------------------------------------------------------------------------------------------------------------
19. Give details to "yes" answers to questions 17 & 18 regarding check-ups, electrocardiograms, x-rays, blood studies or other tests.
-------------------------------------------------------------------------------------------------------------------


QUESTION     NAME     WHAT TEST WAS    DATE     REASON FOR TEST   WHAT WAS FOUND     NAME AND ADDRESS OF
#                     DONE                                                           DOCTORS/HOSPITALS.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
SECTION G - GENERAL QUESTIONS
HAS ANY PERSON PROPOSED FOR COVERAGE:
-------------------------------------------------------------------------------------------------------------------
1.  Made any aerial flights in the past two years or      Yes / / No / /       INDICATE QUESTION # - IDENTIFY PERSON
    contemplate such flights in the future, other than                         Give Details
    as a civilian passenger? (If yes, complete Section K)
-----------------------------------------------------------------------------
2.  Volunteered for military service, been alerted, or    Yes / / No / /
    ordered to report for active duty? (If currently
    in active military service or a reserve
    component of the armed service or national guard,
    complete Section L)
-----------------------------------------------------------------------------
3.  Engaged in, or intend to engage in hazardous sports,   Yes / / No / /
    or travel outside the U.S. and Canada? (If yes for
    Hazardous Sports, complete Section M)
-----------------------------------------------------------------------------
4.  Been treated for alcoholism or any drug habit;         Yes / / No / /
    used or taken narcotics, marijuana, LSD,
    amphetamines or barbiturates on a regular basis?
    (If yes, complete Section N)
-----------------------------------------------------------------------------
5.  Been rejected for or received a Medical Discharge      Yes / / No / /
    or Disability Benefits from Military Service?
-----------------------------------------------------------------------------
6.  A pending application for or reinstatement             Yes / / No / /
    of insurance in this or any other company?
-----------------------------------------------------------------------------
7.  Ever had an application for insurance or               Yes / / No / /
    reinstatement declined, postponed, rated
    up or limited?
-----------------------------------------------------------------------------
8.  Had any case of stroke, heart attack,                  Yes / / No / /
    cancer, diabetes, insanity, suicide,
    tuberculosis or inheritable disorders
    in their family?
-----------------------------------------------------------------------------
9.  Applied for a pension, disability or medical           Yes / / No / /
    expense payments from any source?
-----------------------------------------------------------------------------
10. Had a moving traffic violation in the past             Yes / / No / /
    3 years? Give the specific details of each
    violation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SECTION H - SPECIAL REQUESTS, REMARKS AND CORRECTIONS OR ENDORSEMENTS

Unless otherwise indicated, these options apply:
I request the adjustable policy loan interest rate.
I request the Automatic Premium Loan privilege, if available.

----------------------------------------------------------------------------------------------
SECTION I - ALLOCATION OF FUNDS
                                                                                   YES    NO
Did you receive the current prospectus for the contract? .......................   / /    / /

Do you believe that this contract will meet your insurance needs
and financial objectives? ......................................................  / /    / /

----------------------------------------------------------------------------------------------

The net premium payments (as described in the prospectus) are to be allocated to the appropriate subaccounts as follows:

        SUBACCOUNT                                     ALLOCATION*

 [EquiTrust Value Growth                                              %
                                                   -------------------
  EquiTrust High Grade Bond                                           %
                                                   -------------------
  EquiTrust High Yield Bond                                           %
                                                   -------------------
  EquiTrust Money Market                                              %
                                                   -------------------
  EquiTrust Blue Chip                                                 %
                                                   -------------------
  T. Rowe Price International Stock                                   %
                                                   -------------------
  T. Rowe Price Mid-Cap Growth                                        %
                                                   -------------------
  T. Rowe Price New America Growth                                    %
                                                   -------------------
  T. Rowe Price Equity Income                                         %
                                                   -------------------
  T. Rowe Price Personal Strategy Balanced                            %
                                                   -------------------
  Dreyfus International Equity                                        %
                                                   -------------------
  Dreyfus Small Cap Stock                                             %
                                                   -------------------
  Dreyfus Capital Appreciation                                        %
                                                   -------------------
  Dreyfus Disciplined Stock                                           %
                                                   -------------------
  Dreyfus Growth and Income                                           %
                                                   -------------------
  Declared Interest Option                                            %]
                                                   -------------------

* If any portion of a net premium is allocated to a particular subaccount, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers (e.g. 33% can be selected, but 33 1/3% cannot).



Net premiums will be allocated to the declared interest option if they are received either before the date the company obtains a signed notice from the owner that the policy has been received, or before the end of 25-days after the delivery date. Upon the earlier of (i) the date the company obtains a signed notice by the owner that the policy has been received, or (ii) 25 days after the delivery date, we will transfer part or all of the accumulated value in the declared interest option to the Subaccounts in accordance with the owner's allocation instructions.



TRANSFER BETWEEN PORTFOLIOS

I authorize transfers between the subaccounts upon instruction from any person by telephone.   YES  NO
If neither box is checked, the telephone privilege will be provided .........................  / /  / /



The first transfer in each policy year will be made without charge;
subsequent transfers in a policy year will be assessed a transfer charge of $25.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

SECTION J - SUITABILITY QUESTIONNAIRE
PLEASE COMPLETE THE FOLLOWING QUESTIONS:

The following information is to be provided by the applicant/owner:

  1. Total face amount of life insurance in force is         less than or equal
                                                             to $50,000
                                                       -----
                                                             $50,000-$100,000
                                                       -----
                                                             $100,001-$250,000
                                                       -----
                                                             $250,001-$500,000
                                                       -----
                                                             $500,001 or more
                                                       -----

  2. Existing life insurance policies currently in force are (check all those that apply)

          Term      Whole      Universal       Variable/Variable Universal Life
     -----     -----      -----          ------

          Second/First to Die         Other
     -----                       -----

  3. Please provide the applicant/owner's    a) Annual Earnings      $
                                                                      -----
                                             b) Estimated Net Worth  $
                                                                      -----

  4. The best way to describe my investment strategy is (check those most appropriate)

          Long-term capital appreciation
     -----
          Income with some capital appreciation
     -----
          Income
     -----
          Liquidity and stability of principal
     -----
          Other (Please specify)
     -----                      ------------------------------------------

  5. Tolerance for subaccount volatility

          LOW-I am willing to accept minimal volatility with the accumulated value in the subaccounts.
     -----

          MEDIUM-I am willing to accept some volatility with the accumulated value in the subaccounts.
     -----
          HIGH-I am willing to accept greater volatility with the accumulated value in the subaccounts.
     -----

  6. YES / /  The concept of a variable universal life insurance policy and its non-guaranteed elements has been explained to my satisfaction.

     NO / /

  7. What was the gross rate of return shown to you on the Variable Universal
     Life illustration?      %.
                        -----

-------------------------------------------------------------------------------

Applicant/Owner's Name (please print)
                                     -------------------------------------
Applicant/Owner's Signature                                    Date
                           --------------------------------        -------


Registered Representative's Signature                          Date
                                     ----------------------        -------

-------------------------------------------------------------------------------

SECTION K - AVIATION SUPPLEMENT
PLEASE COMPLETE THE FOLLOWING QUESTIONS IF REQUIRED:

  1. Total hours flown as a pilot?              As a crew member?
                                  ------------                   ---------

  2. Date of last flight as a pilot?            As a crew member?
                                    ----------                   ---------

  3. If pilot, give class of certificate        Date of issue?
                                        ------                ------------
          (Student, Private, Commercial, IFR, ATR, Other)

  4. Check type of civilian aircraft currently being most frequently flown:
     / /Conventional   / /Helicopter   / /Jet or turbo-jet   / /Turbo-prop
     / /Glider   / /Other
                         ----------------------------------

  5. Are you connected in any way with any military organization?
     / /Yes       / /No   If yes, check below:
     / /Air Force    / /Army    / /Navy    / /National Guard    / /Reserves
     / /Other
             ------------------------------

     Check type of aircraft currently being most frequently flown: If Navy, is aircraft carrier based?
                               -----------------------------
     / /Fighter    / /Bomber    / /Transport    / /Reconnaissance
     / /Helicopter    / /Other
                              ------------------------------

  6. Do you plan to own or pilot any type of aircraft in the future?
                                                                    -----

  7. In the event that my aviation activity (past, present, or future) does not permit the issuance of standard, unrestricted coverage and a choice is available to me, I prefer a policy issued:
     / /With extra premium     / /With aviation exclusion rider

  8. Hours flown as pilot, crew member or as passenger having duties aboard aircraft:


     ----------------------------------------------------------------------------------------------------------------------------
     Type of flying                    Year        Last                                                 Year       Last
     (List hours in each category.    Before        12        Next                                     Before       12       Next
     No duplication)                   Last       Months      Year        Type of Flying                Last      Months     Year
     ----------------------------------------------------------------------------------------------------------------------------
     As a student pilot                                              Scheduled airline
     ----------------------------------------------------------------------------------------------------------------------------
     Private plane                                                   Chartered, sightseeing trips
     ----------------------------------------------------------------------------------------------------------------------------
     Full-Time company pilot                                         Instructing students
     ----------------------------------------------------------------------------------------------------------------------------
     Military-active duty                                            Aerial application (crop dusting, etc.)
     ----------------------------------------------------------------------------------------------------------------------------
     Reserve or National Guard                                       Other (explain below)
     ----------------------------------------------------------------------------------------------------------------------------


  9. Total hours flown year before last?                  Last year?
                                        --------------              -----------

  10. Additional details
                        -------------------------------------------------------

  -----------------------------------------------------------------------------

  -----------------------------------------------------------------------------

  -----------------------------------------------------------------------------

-------------------------------------------------------------------------------

SECTION L - MILITARY SUPPLEMENT
TO BE ANSWERED BY THOSE ON ACTIVE DUTY:



  -------------------------------------------------------------------------------------------------------------------------------
  1. a. What Branch?                                          1. a. / /Coast Guard  / /Marines  / /Army  / /Navy  / /Air Force
     b. What is your rank and serial number?                     b.
     c. Primary occupation job title?                            c.
  -------------------------------------------------------------------------------------------------------------------------------
  2. a. Are you a part of any Special Forces group?           2. a.
     b. Are you now, have you ever been or do you expect         b.
        to be on flying status? If so, complete Aviation
        Supplement.
  -------------------------------------------------------------------------------------------------------------------------------
  3. a. When will you complete present tour of duty?          3. a.
     b. Do you intend to re-enlist upon completion of            b.
        present tour of duty?
     c. To the best of your knowledge, is an overseas            c.
        assignment probable in next 12 months?
        If so, where do you expect to go?
  -------------------------------------------------------------------------------------------------------------------------------
     TO BE ANSWERED BY THOSE NOT ON ACTIVE DUTY
  4. a. Have you any intention of enlisting or making         4. a.
        application for military service?
        If so, when and with which branch?
     b. If you are in ROTC, date you expect commission?          b.
  -------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

SECTION M - HAZARDOUS SPORTS SUPPLEMENT
CHECK TYPE OF HAZARDOUS SPORT AND ANSWER QUESTIONS TO THE RIGHT:


---------------------------------------------------------------------------------------------------------------------------------
/ / Stock car racing          1. How many times have you participated in past 12 months?
                                                                                        -----------------------------------------
/ / Modified stock car racing    One to two years ago?                         Intend to in the next 12 months?
                                                      ----------------------                                   ------------------

/ / Drag racing               2. Date of last race?
                                                   ------------------------------------------------------------------------------

/ / Sports car racing         3. Make and type of auto or other vehicle?
                                                                        ---------------------------------------------------------

/ / Midget racing             4. Top speed?
                                           --------------------------------------------------------------------------------------

/ / Go-kart racing            5. Do you compete for cash prizes?
                                                                -----------------------------------------------------------------

/ / Motorcycle racing         6. Do you race only in your home town or do you compete in various localities?
                                                                                                            ---------------------

/ / Motorcycle hill climbing     Give details
                                             ------------------------------------------------------------------------------------

                                 ------------------------------------------------------------------------------------------------

/ / Sports car rallies        7. Have you ever done or do you intend to do any other type of racing?
                                                                                                    -----------------------------

/ / Motor boat racing            Give details
                                             ------------------------------------------------------------------------------------

                                 ------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

/ / Skin diving               1. How many times have you participated in skin diving in past 12 months?
                                                                                                       --------------------------
                                 One to two years ago?                           Intend to in the next 12 months?
                                                      ------------------------                                   ----------------

                              2. Date of last dive?
                                                   ---------------------------

                              3. How deep do you usually dive?                   What is the deepest you have ever dived?
                                                              ----------------                                           --------

                              4. Do you dive in an ocean?                  Lake?                  River?
                                                         ---------------       ---------------         --------------------------

                              5. How many years have you been skin diving?
                                                                          -------------------------------------------------------

                              6. Any formal course of instruction?                     What?
                                                                  ------------------        -------------------------------------

                                 ------------------------------------------------------------------------------------------------

                              7. Briefly describe type of equipment used
                                                                        ---------------------------------------------------------

                                 ------------------------------------------------------------------------------------------------

                              8. Have you ever received pay for work done that involved diving?
                                                                                               ----------------------------------
                                 Give details
                                             ------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

/ / Sky diving                1. How many jumps have you made in past 12 months?                   One to two years ago?
                                                                                ----------------                        ---------
                                 Lifetime?               Intend to in next 12 months?
                                          -------------                              ------------------------

                              2. Date of last jump?
                                                   ----------------------------------

                              3. Do you use a reserve chute when jumping?
                                                                         ------------------------------------

                              4. What is minimum height at which your chute has opened?
                                                                                      -------------------------------------------

                              5. Do you belong to a national sky diving organization?                             If so, what is
                                 name of organization?                               ----------------------------

                                                   ------------------------------------------------------------------------------

                              6. Class of license?
                                                  -----------------

---------------------------------------------------------------------------------------------------------------------------------


/ / Any other hazardous       1. What type? Give full details
    sports, avocation or                                     --------------------------------------------------------------------
    hobby
                                 ------------------------------------------------------------------------------------------------

/ / Rodeo                     2. How many times have you participated in past 12 months?
                                                                                        -----------------------------------------
                                 One to two years ago?                        Intend to in the next 12 months?
                                                      ---------------------                                   -------------------

                              3. Date of last participation?
                                                            ---------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SECTION N - ALCOHOL AND DRUG QUESTIONNAIRE

COMPLETE THIS SECTION IF REQUIRED:

ALCOHOL QUESTIONNAIRE
-----------------------------------------------------------------------------------------------------------------------------------
1.   Degree and frequency of use at present or within one year
     a.  Current DAILY Use -- Number of drinks per day
         / / None   / / 1-3   / / 4   / / 5   / / 6   / / 7   / / 8 or more
     b.  Current NON-DAILY Use
         / / Mild intoxication more than six times per year (not more than six drinks on any one occasion.)
         / / Usage less than above?  Describe _____________________________________________________________________________________
         / / Usage more than above?  Describe _____________________________________________________________________________________
-----------------------------------------------------------------------------------------------------------------------------------
2.   Did you ever drink more than you do at present?                                              If "yes," dates:
          / / Yes   / / No                                                                        From ____________ To ____________
-----------------------------------------------------------------------------------------------------------------------------------
3.   Degree and frequency of past use
     a.  Past DAILY Use -- Number of drinks per day
         / / 1-3   / / 4   / / 5   / / 6   / / 7   / / 8 or more
     b.  Past NON-DAILY Use
         / / Mild intoxication more than six times per year (not more than six drinks on any one occasion.)
         / / Usage less than above?  Describe _____________________________________________________________________________________
         / / Usage more than above?  Describe _____________________________________________________________________________________
-----------------------------------------------------------------------------------------------------------------------------------
4.   Have you ever stopped drinking?            When?                                             Why?
               / / Yes   / / No
-----------------------------------------------------------------------------------------------------------------------------------
5.   Have you ever stopped and                  When?                                             Why?
     relapsed?  / / Yes   / / No
-----------------------------------------------------------------------------------------------------------------------------------
6.   Have you ever consulted a doctor or received treatment or counseling because of your alcohol use?
          / / Yes   / / No
     If yes, name and address of doctor, hospital or treatment center and dates:

     ------------------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
7.   Are you now or have you ever been a member of Alcoholics Anonymous or any similar organization?
          / / Yes   / / No              (If "yes," complete questions below)
-----------------------------------------------------------------------------------------------------------------------------------
     a.  Date joined?                      b.  Presently active?  / / Yes   / / No             c.  How long active?
-----------------------------------------------------------------------------------------------------------------------------------
     d.  Have any "slips" occurred?  / / Yes   / / No                        e.  If "yes," when?
-----------------------------------------------------------------------------------------------------------------------------------
DRUG QUESTIONNAIRE
-----------------------------------------------------------------------------------------------------------------------------------
1.   Check any drugs used within the past 10 years
          / / Narcotics       / / Stimulants        / / Sedatives        / / Hallucinogenics

2.   Details

-----------------------------------------------------------------------------------------------------------------------------------
                             How Often                   Dosage or                                Dates Used
     Type of Drug               Used                    Amount Used         -------------------------------------------------------
                                                                                       From                       To
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
3.   Name and address of physician, therapist, counselor or facility by whom treatment or counseling was provided

     ------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTION O - REPRESENTATION, AUTHORIZATION AND ACKNOWLEDGEMENT STATEMENT

          I represent that the statements and answers in all parts of this application and supplements thereto are true and complete to the best of my knowledge and belief. It is agreed that: (1) All such statements and answers shall be the basis of any insurance issued; (2) Except as provided in the Temporary Life Insurance Agreement attached hereto, no insurance shall take effect unless and until the following conditions are met: a) the policy as applied for has been approved by the Company; in its Administrative Office; or if the policy is issued other than as applied for, the policy has been physically received and accepted by the applicant;
     b) the entire first premium has been paid; and c) no change in the health and insurability of any persons proposed for coverage has occurred to the best of applicant's knowledge; (3) No agent or medical examiner is authorized to pass on acceptability for insurance or to make, modify or discharge any contract of insurance or waive any of the Company's rights or requirements; (4) The right to change any beneficiary is reserved to the owner unless otherwise requested; (5) All changes on the application must be subject to written ratification by the proposed insured or owner.


          STATEMENT regarding payment made with application:  I have paid
     $ __________ with this application for life insurance and I accept the terms of the Temporary Life Insurance Agreement.

          I hereby authorize any licensed physician, medical practitioner, hospital, clinic or other medical or medically related facility, insurance company, the Medical Information Bureau, or other organization, institution or person, that has any records or knowledge of me or my health or the health of my dependent, to give to the American Equity Investment Life Insurance Company, or its reinsurers any such information. This authorization shall remain valid for two and 1/2 years.

          I UNDERSTAND THAT THE ACCUMULATED VALUE OF THE POLICY MAY GO UP OR DOWN DEPENDING ON THE POLICY'S INVESTMENT EXPERIENCE AND THAT THERE IS NO GUARANTEED MINIMUM ACCUMULATED VALUE. I ALSO UNDERSTAND THAT THE AMOUNT OF THE DEATH BENEFIT OR THE DURATION OF THE DEATH BENEFIT MAY VARY UNDER THE CONDITIONS DESCRIBED IN THE DEATH BENEFIT PROVISION OF THE CONTRACT.

          I also acknowledge receipt of the NOTICE TO APPLICANT relating to information obtained by inspection companies and Medical Information Bureau. A photographic copy of this authorization shall be as valid as the original.

Dated at ____________________________________________   Date Signed ________________________________

Signature of Witness ________________________________   Signature of Proposed Insured ___________________________________

Signature of Applicant Owner (if other than Proposed Insured)          Signature of 2nd Proposed Insured (If applying for
                                                                       coverage) or Parent if a child under age 15
_____________________________________________________________          __________________________________________________

Signature of Registered Representative ____________________________________________________
Broker-Dealer Identification ______________________________________________________________

AMERICAN EQUITY INVESTMENT LIFE                             FOR HOME OFFICE USE
INSURANCE COMPANY
Administrative Office                                      ---------------------
P.O. Box 9310                                              CONTROL/POLICY NUMBER
Des Moines IA 50306-9310
                                                           ---------------------
                             AUTHORIZATION FOR               CHECK WRITING DAY
                         ELECTRONIC FUNDS TRANSFER
                               PAYMENT PLAN

I (we) request and authorize you to automatically make a withdrawal each month from my financial institution to pay premiums and loans for insurance policies from the account identified on the attached check, by electronic or other method. Please do this until you have had reasonable opportunity to act upon my written request to terminate this service.

Account Type:      / / Checking     / / Savings

Preferred Withdrawal Date: _____________________________________

This request shall apply to the following policies or new applications:

--------------------------------------------------------------------------------
 POLICY NO. OR                              POLICY NO. OR
APPLICATION DATE      NAME OF INSURED      APPLICATION DATE      NAME OF INSURED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Indicate the start date and amount of premium __________________________________



----------------------------------------------------  --------------------------
Signature of Bank Account Owner                       Date

----------------------------------------------------  --------------------------
Signature of Bank Account Owner                       Date

----------------------------------------------------  --------------------------
Signature of Agent/Broker/Registered Representative   Agent/Agency/Branch Number

Do you want us to change your address as shown below? __________________________

--------------------------------------------------------------------------------
PLEASE ATTACH VOIDED CHECK HERE.

1. The Company shall not be required to give notice of premium becoming due. Your bank statement will show a deduction and will constitute the premium receipt. The Company shall incur no liability by reason of dishonor of any such withdrawal.

2. This payment plan may be discontinued (a) by the Company if any draft is not paid upon presentation (b) by the undersigned or the Company upon thirty days written notice. If the policy(ies) is discontinued for any reason, including death, any premiums then past due and all subsequent premiums shall be payable as provided in the policy.

3. This payment plan shall not be construed as a modification of any of the provisions of the policy, except that so long as the payment plan is in effect, premiums may be paid monthly at the premium rate applicable under the payment plan and any "Cash Loan Provision", requiring that "any premiums necessary to complete premium payments for the current policy year will be deducted from the amount of said loan", will be waived.

                  AGENT/BROKER/REGISTERED REPRESENTATIVE CERTIFICATE

Was A Blood Profile Ordered? Yes / /  No / /

Was an Examination Ordered?  Yes / /  No / / (Indicate the "key" letter used for medical requirements.)__________

Will this plan replace any other?                         Yes / /  No / /
If yes, have replacement forms been submitted?            Yes / /  No / /
Did you give "Notice to Applicant" form to applicant?     Yes / /  No / /
Did you see all persons proposed for insurance?           Yes / /  No / / (if no - explain)

Applicant/Proposed Insured's
Maiden/Previous Married Name(s):
                                ------------------------------------------------
Spouse's name and amount of life insurance in force?
                                                    ----------------------------

Estate Planning: Attach copy of your program or give full details.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Business Insurance: Give full reason for this insurance and nature of applicant's interest.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The answers to each question of this application were recorded in my presence exactly as given. I know nothing detrimental to the risk that is not recorded in these papers. I have rechecked all answers and calculations for correctness.


----------------------------------------------------------
Signature of Agent/Broker/Registered Representative

                  NOTICE TO APPLICANT - (MEDICAL INFORMATION BUREAU)

Information regarding your insurability will be treated as confidential. American Equity Investment Life Insurance Company, or its reinsurers may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Medical Information Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Medical Information Bureau, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, the Medical Information Bureau will arrange disclosure of any information it may have in your file. (Medical information will be disclosed only to your attending physician.) If you question the accuracy of information in the Medical Information Bureau's file, you may contact the Medical Information Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Medical Information Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number (617)426-3660.

American Equity Investment Life Insurance Company or its reinsurers may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

                  NOTICE TO APPLICANT - (FAIR CREDIT REPORTING ACT)

Federal law requires that notice of investigation be given to persons applying for insurance.

In making this application for insurance to American Equity Investment Life Insurance Company or its reinsurers it is understood that an investigative consumer report may be prepared whereby information obtained through personal interviews with your neighbors, friends or others with whom you are acquainted. This inquiry may include questions regarding your character, general reputation, personal characteristics and mode of living. You have the right to make a written request within a reasonable period of time to receive additional, detailed information about the nature and scope of this investigation. You also have the right to receive, upon request, a summary of your rights under the Fair Credit Reporting Act.

                   AUTHORIZATION FOR RELEASE OF MEDICAL INFORMATION
                             (COPY FOR APPLICANT'S FILES)

I hereby authorize any licensed physician, medical practitioner, hospital, clinic or other medical or medically related facility, insurance company, the Medical Information Bureau, or other organization, institution or person, that has any records or knowledge of me or my health or the health of my dependent, to give to the American Equity Investment Life Insurance Company or its reinsurers any such information. This authorization shall remain valid for two and 1/2 years.

                 THIS SECTION TO BE REMOVED AND LEFT WITH APPLICANT.

-------------------------------------------------------------------------------
TEMPORARY LIFE INSURANCE AGREEMENT
This Agreement provides a limited amount of life insurance coverage, for a limited period of time, subject to the terms of this Agreement. NO INSURANCE is provided unless all the CONDITIONS AND LIMITATIONS of this Agreement are met.

HEALTH QUESTIONS
Has the Proposed Insured:
1. Within the past 90 days been admitted to a hospital or other medical facility, been advised to be admitted, or had surgery performed or
     recommended?                Yes / /     No / /
2. Within the past 2 years, been treated for heart trouble, stroke, or cancer, or had such treatment recommended by a physician or other practitioner?
                                 Yes / /     No / /
If either of the above questions is answered "YES" or LEFT BLANK, no representative of the Company is authorized to accept money and NO COVERAGE will take effect under this Agreement.

CONDITIONS AND LIMITATIONS

AMOUNT OF COVERAGE - $150,000 MAXIMUM FOR ALL APPLICATIONS OR AGREEMENTS
If the Company accepts money as advance payment of premium with an application for Life Insurance, and the Proposed Insured dies while this Temporary Life Insurance Agreement is in effect, the Company will pay to the designated beneficiary in the application the lesser of (a) the amount of all death benefits applied for, or (b) $150,000. For purposes of this Temporary Life Insurance Agreement, "designated beneficiary" shall mean the beneficiary as determined in accordance with the provisions of the policy applied for. The total benefit limit is the total of the Company's liability without regard to the amount of insurance applied for under this application or any other pending applications with The Company and, in the event any other temporary insurance agreements are in existence at the time of the Proposed Insured's death, $150,000 is the aggregate liability under all Temporary Insurance Agreements for Life Insurance.

Except as provided in this Temporary Life Insurance Agreement, no insurance shall take effect unless and until the following conditions are met: (a) the policy as applied for has been approved by the Company in its Administrative Office; or if the policy is issued other than as applied for, the policy has been physically received and accepted by the applicant; (b) the entire first premium has been paid; and (c) no change in the health and insurability of any persons proposed for coverage has occurred to the best of the applicant's knowledge.

DATE COVERAGE BEGINS
Temporary life insurance under this Agreement begins on the date of this Agreement subject to the following conditions: (a) the Application has been completed on or before the date of this Agreement, and (b) the above Health Questions are both answered "NO."

DATE COVERAGE TERMINATES - 90 DAY MAXIMUM
Temporary life insurance under this Agreement terminates automatically on the earliest of:
1.   90 days from the date of this Agreement, or
2.   the date insurance takes effect under the policy applied for, or
3. the date a policy, other than applied for, is offered to and accepted by the Applicant, or
4. the date the Company mails notice of termination of coverage and refunds the advance payment to the applicant at the address designated in Section A of the Application. The Company may terminate this coverage at any time.

LIMITATIONS
1.   This Agreement does not provide benefits for waiver of charges.
2. Fraud or material misrepresentation in the application or in the answers to the Health Questions of this Agreement invalidate this Agreement and the application, and the Company's only liability is for refund of any payment made.
3. No one is authorized to accept money on Proposed Insureds under 15 days of age or over age 80 (last birthday) on the date of this Agreement, nor will any coverage take effect.
4. There is no insurance coverage under this Agreement if the proposed insured dies by suicide. The Company's liability is limited to a refund of any payment made.
5. There is no coverage under this Agreement if the check submitted as payments is not honored by the financial institution on first presentation.
6. No one is authorized to waive or modify any of the provisions of this Agreement.

Make all premium checks payable to American Equity Investment Life Insurance Company. Do not make checks payable to the agent/broker/registered representative or leave the payee blank.

AN ADVANCE PAYMENT OF $_________ HAS BEEN PAID. ADDITIONAL PREMIUM MAY BE REQUIRED UPON POLICY DELIVERY.

I have read and received a copy of this Agreement and declare that the answers are true to the best of my knowledge and belief. I understand and agree to all of its terms.

Signed on (Date)                        In (City, State)
                ----------------------                  ------------------------

Signature of Proposed Insured           Signature of Applicant
                             ---------  (If not Proposed Insured)---------------

Signature of Agent/Broker/Registered Representative
                                                   -----------------------------

  Original - Return to Administrative Office       Copy - Leave with applicant